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                                                                   EXHIBIT 21.1

                   CAPITAL AUTOMOTIVE REIT AND SUBSIDIARIES

                                                STATE OF INCORPORATION
                                                ----------------------
            NAME OF SUBSIDIARY                     OR ORGANIZATION
            ------------------                     ---------------
CAPITAL AUTOMOTIVE L.P.                                 DELAWARE
2298 CRAIN HIGHWAY LLC                                  MARYLAND
CAR 1 MOM L.P.                                          DELAWARE
CAR ABC IN, L.L.C.                                      DELAWARE
CAR ABC TN L.L.C.                                       DELAWARE
CAR ABC VA L.L.C.                                       DELAWARE
CAR ALEXANDER L.P.                                      DELAWARE
CAR ASBFL L.L.C.                                        DELAWARE
CAR ASBTX L.P.                                          DELAWARE
CAR AUF L.L.C.                                          DELAWARE
CAR BOH L.L.C.                                          DELAWARE
CAR BOH II L.L.C.                                       DELAWARE
CAR BSC L.L.C.                                          DELAWARE
CAR CASA L.L.C.                                         DELAWARE
CAR COVEY L.L.C.                                        DELAWARE
CAR CZ L.L.C.                                           DELAWARE
CAR FAA L.L.C.                                          DELAWARE
CAR GPASB INC.                                          DELAWARE
CAR GPAUTO1 LAND L.L.C.                                 DELAWARE
CAR GRAUTO1 LAND L.P.                                   DELAWARE
CAR GUR L.L.C.                                          DELAWARE
CAR HDV L.L.C.                                          DELAWARE
CAR HTN1 L.L.C.                                         DELAWARE
CAR I ALEXANDER, INC.                                   DELAWARE
CAR I JACKSON L.P.                                      DELAWARE
CAR JACKSON L.L.C.                                      DELAWARE
CAR MAG L.L.C.                                          DELAWARE
CAR MCC L.L.C.                                          DELAWARE
CAR MIL L.L.C.                                          DELAWARE
CAR MMR L.L.C.                                          DELAWARE
CAR MOM INC.                                            DELAWARE
CAR MOT II L.L.C.                                       DELAWARE
CAR MOT L.L.C.                                          DELAWARE
CAR MUL L.L.C.                                          DELAWARE
CAR SON BAY L.P.                                        DELAWARE
CAR SON BYTWN TOY L.P.                                  DELAWARE
CAR SON CAP CHVY L.L.C.                                  ALABAMA
CAR SON LNB SHOP, L.L.C.                                DELAWARE
CAR SON MCKNY L.P.                                      DELAWARE
CAR SON NSV L.P.                                        DELAWARE
CAR SONFREE L.L.C.                                      DELAWARE
CAR WORTH, INC.                                         DELAWARE
CAR WTH L.P.                                            DELAWARE
CARS-DB1, L.L.C.                                        DELAWARE
CARS-DB4, L.P.                                          DELAWARE
CARS-DBSPE1, INC.                                       DELAWARE
CARS-DBSPE4, INC.                                       DELAWARE
CARS-FEN L.L.C.                                         DELAWARE
MMR HOLDINGS, L.L.C.                              NORTH CAROLINA
MMR TENNESSEE, L.L.C.                             NORTH CAROLINA
MMR VIKING INVESTMENT ASSOCIATES, L.P.                     TEXAS
SRE SOUTH CAROLINA-1, LLC                         SOUTH CAROLINA